-------------------------------------------------------------------------------
CASE NAME:            INFORMATION MANAGEMENT ASSOCIATES, INC.
-------------------------------------------------------------------------------
CASE NUMBER:          00-33268                                  ACCRUAL BASIS
-------------------------------------------------------------------------------
JUDGE:                Lorraine Murphy Weil
-------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                           MONTH ENDING - APRIL, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                      Chief Operating Officer
/s/ Michael P. McGroarty                              and General Counsel
---------------------------------------------         -------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

 /s/ Michael P. McGroarty                                  June 27, 2001
---------------------------------------------         -------------------------
       PRINTED NAME OF RESPONSIBLE PARTY                     DATE



PREPARER:

                                                      Senior Vice President -
/s/ Sheldon A. Paul                                   Finance and Administration
---------------------------------------------         -------------------------
        ORIGINAL SIGNATURE OF PREPARER                       TITLE

/s/ Sheldon A. Paul                                         June 27, 2001
---------------------------------------------         -------------------------
           PRINTED NAME OF PREPARER                          DATE

NAME:       INFORMATION MANAGEMENT ASSOCIATES, INC.
            CASE NUMBER :00-33268

            COMPARATIVE BALANCE SHEET


                                                            Schedule
                                                             Amount
                                                             ------

            ASSETS                                       July 24, 2000    February 28, 2001    March 31, 2001    April 30, 2001
                                                         -------------    -----------------    --------------    --------------
          1 UNRESTRICTED CASH                             $    745,751    $       2,806,289    $    2,492,483    $    2,376,359
          2 RESTRICTED CASH                                    414,160              207,001           209,141           209,141
                                                         -------------    -----------------    --------------    --------------
          3   TOTAL CASH                                     1,159,911            3,013,290         2,701,624         2,585,500
          4 ACCOUNTS RECEIVABLE(NET)                           659,117              841,469           935,756           929,499
          5 INVENTORY                                           44,647               32,327            32,327            19,310
          6 NOTES RECEIVABLE                                       -                    -                 -                 -
          7 PREPAID EXPENSES                                   362,117              255,819           248,226           295,309
          8 OTHER                                            9,645,433            9,525,821         9,379,168         9,570,095
                                                         -------------    -----------------    --------------    --------------
          9   TOTAL CURRENT ASSETS                          11,871,224           13,668,726        13,297,101        13,399,713
                                                         -------------    -----------------    --------------    --------------
         10 PROPERTY, PLANT & EQUIPMENT                     10,084,459            5,746,978         5,746,985         5,756,679
         11 LESS: ACCUMULATED DEPRECIATION                  (8,463,070)          (4,779,426)       (4,841,458)       (4,901,908)
                                                         -------------    -----------------    --------------    --------------
         12   NET PROPERTY, PLANT & EQUIPMENT                1,621,389              967,552           905,527           854,771
         13 DUE FROM INSIDERS
         14 OTHER ASSETS-NET OF AMORTIZATION                 2,520,898            2,319,942         2,277,176         2,322,250
         15 OTHER                                              182,666               70,678            70,678            44,964
                                                         -------------    -----------------    --------------    --------------
         16   TOTAL ASSETS                                $ 16,196,176    $      17,026,898    $   16,550,482    $   16,621,698
                                                         =============    =================    ==============    ==============

            LIABILITIES & STOCKHOLDERS' EQUITY
            POSTPETITION LIABILITIES
         17 ACCOUNTS PAYABLE                              $        -      $         270,154    $      191,779    $      231,090
         18 TAXES PAYABLE                                       (7,448)              64,278            51,554            21,322
         19 NOTES PAYABLE                                          -                    -                 -                 -
         20 PROFESSIONAL FEES                                      -                    -                 -                 -
         21 SECURED DEBT                                           -                    -                 -                 -
            DEFERRED  REVENUES                               3,440,007            3,585,618         3,509,415         3,427,327
         22 OTHER                                                  -                386,622           384,790           375,464
                                                         -------------    -----------------    --------------    --------------
         23   TOTAL POST PETITION LIABILITIES                3,432,559            4,306,672         4,137,538         4,055,203
                                                         -------------    -----------------    --------------    --------------
            PREPETITION LIABILITIES
         24 SECURED DEBT                                       133,261               71,070            63,257            53,107
            TAXES PAYABLE                                      313,353              283,426           259,663           259,969
         25 PRIORITY DEBT                                          -                    -                 -                 -
         26 UNSECURED DEBT                                   3,470,818            3,444,462         3,444,462         3,444,462
         27 OTHER                                              945,205              388,590           388,590           388,590
                                                         -------------    -----------------    --------------    --------------
         28   TOTAL PREPETITION LIABILITIES                  4,862,637            4,187,548         4,155,972         4,146,128
                                                         -------------    -----------------    --------------    --------------
         29   TOTAL LIABILITIES                              8,295,196            8,494,220         8,293,510         8,201,331
                                                         -------------    -----------------    --------------    --------------
            EQUITY
         30 PREPETITION OWNER'S EQUITY                       7,900,980            7,900,980         7,900,980         7,900,980
         31 POSTPETITION CUMULATIVE PROFIT(LOSS)                   -                892,561           820,991           825,113
            FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                           (260,863)         (464,999)         (305,726)
         32 DIRECT CHARGES TO EQUITY                               -                    -                 -                 -
                                                         -------------    -----------------    --------------    --------------
         33   TOTAL EQUITY                                   7,900,980            8,532,678         8,256,972         8,420,367
                                                         -------------    -----------------    --------------    --------------
         34   TOTAL LIABILITIES & OWNERS EQUITY           $ 16,196,176    $      17,026,898    $   16,550,482    $   16,621,698
                                                         =============    =================    ==============    ==============


NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268


          SCHEDULES FOR COMPARATIVE BALANCE SHEET


                                                      Schedule
                                                       Amount               Month                 Month               Month
                                                    July 24, 2000     February 28, 2001      March 31, 2001      April 30, 2001
                                                    -------------     -----------------      --------------      --------------
#8        OTHER ASSETS
          ------------

          DUE FROM SUBSIDIARY-FRANCE                $    (340,671)    $        (222,642)     $    (222,642)      $     (214,747)
          DUE FROM SUBSIDIARY-AUSTRALIA                   374,203               421,121            398,296              423,745
          DUE FROM SUBSIDIARY-UNITED KINGDOM            9,249,494             8,909,237          8,785,409            8,959,751
          DUE FROM SUBSIDIARY-GERMANY                     362,407               418,105            418,105              401,346
                                                    -----------------------------------------------------------------------------
                                                    $   9,645,433     $       9,525,821      $   9,379,168       $    9,570,095
                                                    =============================================================================

#14       OTHER ASSETS-NET OF AMORTIZATION
          --------------------------------

          GOODWILL                                  $     168,322     $         149,802      $     147,157       $      144,511
          PURCHASED RESEARCH & DEVELOPMENT                308,937                38,621                -                    -
          DEPOSITS                                         81,576               169,456            167,956              215,676
          INVESTMENT IN IMA, UK LTD.                      233,000               233,000            233,000              233,000
          INVESTMENT IN MITSUCON TECNOLOGIA SA          1,729,063             1,729,063          1,729,063            1,729,063
                                                    -----------------------------------------------------------------------------
                                                    $   2,520,898     $       2,319,942      $   2,277,176       $    2,322,250
                                                    =============================================================================

#15       OTHER-ASSETS
          ------------

          NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA   $     182,666     $          70,678      $      70,678       $       44,964
                                                    =============================================================================

          PREPETITION TAXES PAYABLE
          -------------------------

          GENERAL INCOME TAX RESERVE                $     167,188     $         141,722      $     117,602       $      117,770
          GENERAL SALES TAX RESERVE                       146,165               141,704            142,061              142,199
                                                    -----------------------------------------------------------------------------
                                                    $     313,353     $         283,426      $     259,663       $      259,969
                                                    =============================================================================

#22       POST PETITION - OTHER LIABILITIES
          ---------------------------------

          ACCRUED COMPENSATION                      $         -       $         304,985      $     282,680       $      223,746
          ACCRUED RENT                                        -                     -                  -                 38,884
          ACCRUED EXPENSES                                    -                  81,637            102,110              112,834
                                                    -----------------------------------------------------------------------------
                                                    $         -       $         386,622      $     384,790       $      375,464
                                                    =============================================================================

#27       PRE PETITION - OTHER LIABILITIES
          --------------------------------

          ACCRUED  COMPENSATION                     $     383,852                   -                  -                    -
          ACCRUED EXPENSES                                172,748                   -                  -                    -
          ACCRUED RENT                                    251,590               251,590            251,590              251,590
          ACCRUED INTEREST                                137,015               137,000            137,000              137,000
                                                    -----------------------------------------------------------------------------
                                                    $     945,205     $         388,590      $     388,590       $      388,590
                                                    =============================================================================

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268


        INCOME STATEMENT                                       7 Days Ending          Month              Month            Month
                                                               July 31, 2000    February 28, 2001   March 31, 2001   April 30, 2001
                                                               --------------   -----------------   --------------   --------------

      1 GROSS REVENUES                                         $      265,729   $         629,907   $      681,718   $      783,613
        ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                             -             17,622              -
      2 LESS:RETURNS AND ALLOWANCES                                       -                   -                -                -
                                                               --------------   -----------------   --------------   --------------
      3   NET REVENUE                                                 265,729             629,907          699,340          783,613
                                                               --------------   -----------------   --------------   --------------
        COST OF GOODS SOLD:
      4 MATERIAL                                                          -                   -                -                -
      5 DIRECT LABOR                                                      -                   -                -                -
      6 DIRECT OVERHEAD- 3RD PARTY COSTS                                4,760                 -                -             13,017
                                                               --------------   -----------------   --------------   --------------
      7 TOTAL COST OF GOODS SOLD                                        4,760                 -                -             13,017
                                                               --------------   -----------------   --------------   --------------
      8 GROSS PROFIT                                                  260,969             629,907          699,340          770,596
                                                               --------------   -----------------   --------------   --------------
        OPERATING EXPENSES:
      9 OFFICER/INSIDER COMPENSATION                                      -               165,141          179,713          178,450
     10 SELLING AND MARKETING                                          44,058              21,090              402            5,432
     11 GENERAL AND ADMINISTRATIVE                                     37,251             454,946          480,609          499,224
     12 RENT AND LEASE                                                    -                   -                -                -
     13 OTHER                                                             -                   -                -                -
                                                               --------------   -----------------   --------------   --------------
     14 TOTAL OPERATING EXPENSE                                        81,309             641,177          660,724          683,106
                                                               --------------   -----------------   --------------   --------------
     15 INCOME (LOSS) BEFORE NON-OPERATING INCOME AND EXPENSE         179,660             (11,270)          38,616           87,490
                                                               --------------   -----------------   --------------   --------------
        OTHER INCOME AND (EXPENSE):
     16 NON OPERATING INCOME - INTEREST/OTHER                             -                 8,745           11,992            7,851
     17 NON OPERATING EXPENSE                                             -                   -                -                -
     18 INTEREST EXPENSE                                                  -                (1,260)            (949)          (1,203)
     19 DEPRECIATION EXPENSE                                              -               (52,859)         (50,187)         (48,609)
     20 AMORTIZATION                                                      -               (53,322)         (53,104)         (14,487)
     21 OTHER                                                             -                   -              1,200              -
                                                               --------------   -----------------   --------------   --------------
     22 NET OTHER INCOME AND (EXPENSE)                                179,660             (98,696)         (91,048)         (56,448)
        REORGANIZATION EXPENSE:
     23 PROFESSIONAL FEES                                                 -                 8,633            5,000            5,000
     24 US TRUSTEE FEES                                                   -                   -              2,500            2,500
     25 OTHER                                                             -                   -                -                -
                                                               --------------   -----------------   --------------   --------------
     26 TOTAL REORGANIZATION EXPENSE                                      -                 8,633            7,500            7,500
                                                               --------------   -----------------   --------------   --------------
     27 INCOME TAX                                                        -                   -                -                -
                                                               --------------   -----------------   --------------   --------------
     28 INTERNATIONAL WITHHOLDING TAX                                                      30,435           11,638           19,420
                                                               --------------   -----------------   --------------   --------------
     29 NET PROFIT                                             $      179,660   $        (149,034)  $      (71,570)  $        4,122
                                                               ==============   =================   ==============   ==============


NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268



        CASH RECEIPTS AND DISBURSEMENTS             7 Days Ending            Month                Month               Month
                                                    July 31, 2000      February 28, 2001      March 31, 2001      April 30, 2001
                                                    -------------      -----------------      --------------      ---------------
      1 CASH-BEGINNING OF MONTH                    $    1,159,911     $        2,561,590     $     3,013,290     $      2,701,624
                                                   --------------     ------------------     ---------------     ----------------
        RECEIPTS FROM OPERATIONS
      2 CASH SALES                                            -                      -                   -                   -
        COLLECTION OF ACCOUNTS RECEIVABLE
      3 PREPETITION                                       207,021                    -                   -                   -
      4 POST PETITION                                         -                1,194,154             574,960              792,055
                                                   --------------     ------------------     ---------------     ----------------
      5 TOTAL OPERATING RECEIPTS                          207,021              1,194,154             574,960              792,055
                                                   --------------     ------------------     ---------------     ----------------
        NON-OPERATING RECEIPTS
      6 LOANS AND ADVANCES                                    -
      7 SALE OF ASSETS                                        -                      -                   -                    -
      8 OTHER                                              19,679                  9,259              25,818                  -
                                                          -------                  ------            -------                  -
      9 TOTAL NON OPERATING RECEIPTS                       19,679                  9,259              25,818                  -
                                                          -------                  ------            -------                  -
     10 TOTAL RECEIPTS                                    226,700              1,203,413             600,778              792,055
                                                   --------------     ------------------     ---------------     ----------------
     11 TOTAL CASH AVAILABLE                            1,386,611              3,765,003           3,614,068            3,493,679
                                                   --------------     ------------------     ---------------     ----------------
        OPERATING DISBURSEMENTS
     12 NET PAYROLL                                         5,097                306,143             321,902              347,013
     13 PAYROLL TAXES PAID                                    -                  193,397             205,633              186,564
     14 SALES, USE & OTHER TAXES PAID                         -                   10,069              52,268               37,781
     15 SECURED/RENTAL/LEASES                                 -                   41,476              61,374               67,756
     16 UTILITIES                                             -                   29,888              26,116               29,178
     17 INSURANCE                                           5,064                 67,625              66,740               65,021
     18 INVENTORY PURCHASES                                (7,448)                   -                   -                    -
     19 VEHICLE EXPENSES                                      -                      -                   -                    -
     20 TRAVEL                                                -                   65,968              80,471               81,901
     21 ENTERTAINMENT                                         -                      -                   -                    -
     22 REPAIRS AND MAINTENANCE                               -                    3,924               5,456                3,135
     23 SUPPLIES                                              -                      -                   -                    -
     24 ADVERTISING                                           -                      -                   -                 25,470
     25 OTHER                                               2,078                 33,223              60,862               56,861
                                                   --------------     ------------------     ---------------     ----------------
     26 TOTAL OPERATING DISBURSEMENTS                       4,791                751,713             880,822              900,679
                                                   --------------     ------------------     ---------------     ----------------
        TOTAL REORGANIZATION EXPENSE
     27 PROFESSIONAL FEES                                     -                      -                31,622                  -
     28 US TRUSTEE FEES                                       -                      -                   -                  7,500
     29 OTHER                                                 -                      -                   -                    -
                                                   --------------     ------------------     ---------------     ----------------
     30 TOTAL REORGANIZATION EXPENSE                          -                      -                31,622                7,500
                                                   --------------     ------------------     ---------------     ----------------
     31 TOTAL DISBURSEMENTS                                 4,791                751,713             912,444              908,179
                                                   --------------     ------------------     ---------------     ----------------
     32 NET CASH FLOW                                     221,909                451,700            (311,666)            (116,124)
                                                   --------------     ------------------     ---------------     ----------------
     33 CASH - END OF MONTH                        $    1,381,820     $        3,013,290     $     2,701,624     $      2,585,500
                                                   ==============     ==================     ===============     ================


NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268

           ACCOUNTS RECEIVABLE AGING:                             Month                  Month                 Month
                                                            February 28, 2001       March 31, 2001        April 30, 2001
                                                ---------------------------------------------------------------------------
         1 0-30 DAYS                                       $           280,887      $            489,519  $        488,345
         2 31-60 DAYS                                                   28,343                   120,143           130,956
         3 61-90 DAYS                                                  104,538                    22,472            81,926
         4 91+ DAYS                                                    553,547                   470,729           202,735
                                                           -------------------      --------------------  ----------------
         5 TOTAL ACCOUNTS RECEIVABLE                                   967,315                 1,102,863           903,962
           OTHER ACCOUNTS RECEIVABLE                                    98,833                    58,281           244,100
         6 AMOUNT CONSIDERED UNCOLLECTIBLE                            (224,679)                 (225,388)         (218,563)
                                                           -------------------      --------------------  ----------------
         7 ACCOUNTS RECEIVABLE(NET)                        $           841,469      $            935,756  $        929,499
                                                           ===================      ====================  ================



           AGING OF POST PETITION TAXES AND PAYABLES:

           TAXES PAYABLE:                0-30 DAYS        31-60 DAYS            61-90 DAYS          91+ DAYS          TOTAL
                                         ---------        -----------           -----------         ---------         -----
         1 FEDERAL                       $      -     $               -    $                -    $            -    $          -
         2 STATE                                -                     -                     -                 -               -
         3 LOCAL                                -                     -                     -                 -               -
         4 OTHER                                -                     -                     -                 -               -
                                         ---------    ------------------   --------------------  ---------------   --------------
         5 TOTAL TAXES PAYABLE           $      -     $               -    $                -    $            -    $          -
                                         =========    ==================   ====================  ===============   ==============

                                                                                                                      TOTAL
                                                                                                                      -----

         6 ACCOUNTS PAYABLE:             $ 170,946    $            7,114   $             23,133  $        29,897   $      231,090
                                         =========    ==================   ====================  ===============   ==============



           STATUS OF POSTPETITION TAXES:      #
                                                      BEGIN TAX                                                  ENDING TAX
           FEDERAL                                    LIABILITY        AMOUNT W/H OR ACCRUED      AMOUNT PAID    LIABILITY
           -------                             -----------------------------------------------------------------------------------

         1 WITHHOLDING                          $               -      $               94,026    $      94,026   $            -
         2 FICA EMPLOYEE                                        -      $               33,649    $      33,649                -
         3 FICA EMPLOYER                                        -      $               33,649    $      33,649                -
         4 UNEMPLOYMENT                                         -      $                  161    $         161                -
         5 INCOME                                               -      $                  -      $         -                  -
         6 OTHER                                                -      $                  -      $         -                  -
                                                -------------------    ----------------------    -------------   ----------------
         7 TOTAL FEDERAL TAXES                                  -      $              161,485    $     161,485                -
                                                -------------------    ----------------------    -------------   ----------------
           STATE AND LOCAL
           ---------------

         8 WITHHOLDING                                          -                      23,250           23,250                -
         9 SALES                                             51,554                     7,549           37,781             21,322
        10 EXCISE                                               -                         -                -                  -
        11 UNEMPLOYMENT                                         -                         378              378                -
        12 REAL PROPERTY                                        -                         -                -                  -
        13 PERSONAL  PROPERTY                                   -                         -                                   -
        14 OTHER                                                -                       1,451            1,451                -
                                                -------------------    ----------------------    -------------   ----------------
        15 TOTAL STATE AND LOCAL                             51,554                    32,628           62,860             21,322
                                                -------------------    ----------------------    -------------   ----------------
        16 TOTAL TAXES                          $            51,554    $              194,113    $     224,345   $         21,322
                                                ===================    ======================    =============   ================

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268


          BANK RECONCILIATIONS:                      MONTH:       April-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------

A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
C         PURPOSE(TYPE)                          CUSTODIAL      OPERATING        OPERATING     IMA PAYROLL    PAYROLL
                                                 ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
-------------------------------------------------------------------------------------------------------------------------------
        1 BALANCE PER BANK STATEMENT             $        -     $       8,885    $  2,446,908  $        -     $           -
        2 ADD:TOTAL DEPOSITS NOT CREDITED                 -               -               -             -                 -
        3 SUBTRACT: OUTSTANDING CHECKS                    -            (1,262)        (66,413)      (11,398)           (3,569)
        4 OTHER RECONCILING ITEMS                         -               -               -             -                 -
                                                                -------------    ------------  ------------   ---------------
        5 MONTH END BALANCE PER BOOKS            $        -     $       7,623    $  2,380,495  $    (11,398)  $        (3,569)
                                                                =============    ============  ============   ===============
          DIFFERENCE                                                      -               -             -                 -
        6 NUMBER OF LAST WRITTEN CHECK                             032661           034110        035702           035867




                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------

A         BANK                                   PEOPLES BANK   ALEX BROWN
B         ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                IMA
C         PURPOSE(TYPE)                          IMA DIP TAX    RESTRICTED
                                                 ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------
        1 BALANCE PER BANK STATEMENT             $      3,208   $      209,141
        2 ADD:TOTAL DEPOSITS NOT CREDITED                 -                -
        3 SUBTRACT: OUTSTANDING CHECKS                    -                -
        4 OTHER RECONCILING ITEMS                         -                -
                                                 ------------   --------------
        5 MONTH END BALANCE PER BOOKS            $      3,208   $      209,141
                                                 ============   ==============
           DIFFERENCE                                     -                 -
        6 NUMBER OF LAST WRITTEN CHECK               1030            N/A




          INVESTMENT ACCOUNTS:

                                                   DATE OF        TYPE OF         PURCHASE      CURRENT
          BANK ACCOUNT NAME & NUMBER               PURCHASE      INVESTMENT         PRICE        VALUE
                                                 ----------------------------------------------------------
        7                  None                                                  $        -    $        -
        8                  None                                                           -             -
        9                  None                                                           -             -
       10                  None                                                           -             -
                                                                                 ------------  ------------
                                                                                 $        -    $        -
       11 TOTAL INVESTMENT                                                       ============  ============



          CASH:

       12 CURRENCY ON HAND                            None
       13 TOTAL CASH  - END OF MONTH             $   2,585,500
                                                 =============

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      PAYMENTS TO INSIDERS AND PROFESSIONALS:      MONTH          April-01

                                                              INSIDERS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                             COMPENSATION
                                                                      --------------------------------------------------------------

                                                                                                           ADVISORY
      NAME                                        TRAVEL REIMBURSEMENTS         PAYROLL     COMMISSIONS      FEES      EXECUTORY
                                                ------------------------------------------------------------------------------------

    1 PAUL SCHMIDT                                  $            -    $             -    $          -    $      2,000  $         -
    2 TOM HILL                                                   -                  -               -             500            -
    3 DAVID CALLARD                                              -                  -               -           2,000            -
    4 DON MILLER                                                 -                  -               -           7,500            -
    5 PAUL FREDERICK                                           2,390             15,417             -             -              -
    6 MIKE MCGROARTY                                           1,188             13,334             -             -              -
    7 SHELDON PAUL                                               507             12,812             -             -              -
    8 KEN BOIN                                                 4,119             10,677             -             -              -
    9 ROGER BEARD                                              1,267             10,833           7,470           -              -
   10 ROB CHASE                                                5,716             13,000             -             -              -
   11 MARIO FERREIRA                                           4,840             12,500          50,380           -              -
   12 JIM ANDERSON                                               -                  -               -             -              -
                                                    ----------------  -----------------  --------------  ------------  -------------
   13 TOTAL PAYMENT TO INSIDERS                     $         20,027  $          88,573  $       57,850  $     12,000  $         -
                                                    ================  =================  ==============  ============  =============

                                                                           TOTAL PAID
                                                         TOTAL PAID            TO
                                                         THIS MONTH           DATE
                                                    -----------------------------------
    1 PAUL SCHMIDT                                  $          2,000  $           4,500
    2 TOM HILL                                                   500  $           1,500
    3 DAVID CALLARD                                            2,000  $           3,500
    4 DON MILLER                                               7,500  $          70,500
    5 PAUL FREDERICK                                          17,807  $         265,493
    6 MIKE MCGROARTY                                          14,522  $         231,019
    7 SHELDON PAUL                                            13,319  $         151,741
    8 KEN BOIN                                                14,796  $         117,145
    9 ROGER BEARD                                             19,570  $         133,740
   10 ROB CHASE                                               18,716  $         181,959
   11 MARIO FERREIRA                                          67,720  $         260,822
   12 JIM ANDERSON                                               -    $          65,166
                                                    ----------------  -----------------
   13 TOTAL PAYMENT TO INSIDERS                     $        178,450  $       1,487,085
                                                    ================  =================



                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL           TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE           UNPAID
    1 DelConte, Hyde, Annello & Schuch                10/13/2000      $        7,500  $          -      $      7,500    $       -
    2 Paul, Hastings, Janofsky & Walker LLP           03/14/2001              26,550             -            26,550         15,043
    3 Reid & Riege, P.C.                              12/13/2000               9,036             -             9,036            -
    4 Zeisler & Zeisler, P.C.                         12/06/2000              36,440             -             5,072         41,368
    5                                                                            -               -               -              -
                                                                                      --------------    ------------    -----------
    6 TOTAL PAYMENT TO PROFESSIONALS                                                  $          -      $     48,158    $    56,411
                                                                                      ==============    ============    ===========



                        POSTPETITION STATUS OF SECURED NOTES,LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
    1 IRVINE INDUSTRIAL COMPANY (ASSIGNED TO T-TECH LABS, INC)        -           $             -    $          -
    2 CROWN POINTE LLC                                                -                         -               -
    3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                    -                         -               -
    4 FINOVA LOAN ADMINISTRATION (ILC)                             $1,295                       -    $        1,295
    5 CONNVIEW                                                     $12,036                   12,036             -
    6 BSB LEASING (FORMERLY AMERILEASE)                            $4,037                     8,073             -
    7 INTEL FINANCIAL SERVICES                                     $4,726                     4,726             -
    8 IOS CAPITAL                                                  $1,573                     1,573             -
    9 LUCENT TECHNOLOGIES                                          $16,372                   16,372             -
   10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                -                         -               -
   11 IBM CORPORATION                                              $1,363                     1,363             -
      IBM CORPORATION (Deposit of $11,646 paid in April 2001)      $1,941                    11,646             -
   12 T-TECH HOLDING CO.                                           $11,967                   11,967             -
      TOTAL                                                                      ----------------------------------
                                                                                  $          67,756  $        1,295
                                                                                  =================  ==============

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
             ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL            X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS            X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------